UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2014

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On July 15, 2014, H&R Block, Inc. (the “Company”), pursuant to the approval of the Compensation Committee of the Company’s Board of Directors, entered into a letter agreement (the “Letter Agreement”) with William C. Cobb, President and Chief Executive Officer of the Company, amending various provisions of the Employment Agreement, by and among the Company, H&R Block Management, LLC, and Mr. Cobb, dated as of April 27, 2011, as amended by that certain letter agreement, dated as of January 4, 2013 (the “Employment Agreement”). The material amendments to the Employment Agreement are:

▪	An extension of Mr. Cobb’s employment term to September 1, 2016 (remaining subject to the existing provisions of the Employment Agreement providing for earlier termination);

▪
An increase in the maximum annual bonus potentially payable to Mr. Cobb under the Company’s annual cash bonus plan from 175% of Mr. Cobb’s target bonus to 200% of Mr. Cobb’s target bonus (remaining subject to the existing provisions of the Employment Agreement providing that such bonus shall not exceed the maximum annual amount permitted by the applicable compensation plan);

▪
An extension of the terms of Mr. Cobb’s post-employment non-hiring, non-solicitation, and non-competition restrictive covenants from one year following his last date of employment to two years following his last date of employment; and

▪
Revisions to the clawback provisions providing that, to the extent future laws or applicable stock exchange listing standards require more expansive clawback provisions, the more expansive provisions will be deemed incorporated into the Employment Agreement and, to the extent more onerous, the more expansive provisions will be deemed to supersede the existing clawback provisions.

The other material terms of the Employment Agreement remain unchanged. The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
10.1	Letter Agreement, dated as of July 15, 2014, by and among the Company, H&R Block Management, LLC, and William C. Cobb.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: July 17, 2014	By:/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Letter Agreement, dated as of July 15, 2014, by and among the Company, H&R Block Management, LLC, and William C. Cobb.